Exhibit 99

Value Driven - Time and Again John W. Rowe Chairman, President & Chief Executive Officer Merrill Lynch Global Power & Gas Leaders Conference New York City September 27, 2006

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results of Exelon Corporation (Exelon), Commonwealth Edison Company, PECO Energy Company, and Exelon Generation Company LLC (collectively, the Exelon Companies) to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (a) the Exelon Companies' 2005 Annual Report on Form 10-K-ITEM 1A. Risk Factors, (b) the Exelon Companies' 2005 Annual Report on Form 10-K-ITEM 8. Financial Statements and Supplementary Data: Exelon- Note 20, ComEd-Note 17, PECO-Note 15 and Generation-Note 17, and (c) other factors discussed in filings with the SEC by the Exelon Companies. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Exelon Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Auction Holds Electricity Prices to Below 1995 Levels

Adding Value through Competition

Winning Bidders:

- Ameren Energy Marketing
- American Electric Power
- Conectiv Energy Supply
- Constellation Energy Commodities
- DTE Energy Trading
- Dynegy Power Marketing
- Edison Mission Marketing & Trading
- Energy America
- Exelon Generation
- FPL Energy Power Marketing
- J. Aron & Company
- J.P. Morgan Ventures Energy
- Morgan Stanley Capital Group
- PPL EnergyPlus
- Sempra Energy Trading
- WPS Energy Services

Illinois Auction Results


$63.76/MWh
(Blended Price*)
Other Costs:
▪ Ancillary services
▪ Load shape
▪ Congestion
▪ Risk premium
▪ Capacity
~ $15
~$48 - $49
ATC Energy Price**
ComEd

* Blended price for residential and small commercial customers (the average of the three CPP-B products)

** Range of 2007 and 2008 NI Hub ATC prices over the auction bidding period (Sept. 5 – Sept. 8, 2006)

Illinois fixed priced auctions declared successful

Exelon.

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Adding Value for Illinois Consumers 10 Year Price Trends (in % price increases 1996 - 2006) Sources 10-Year Price Trends: CPI, City Average for all Urban Consumers, Dept of Labor, Bureau of Labor Statistics Electricity Rates in Major Cities: Edison Electric Institute (EEI) -- Typical Bills and Average Rates Report, Winter 2006, pp. iii - iv Analysis represents the top 10 largest metropolitan areas served by investor-owned utilities (excluding Houston and Dallas). CenterPoint Energy and TXU did not participate in the EEI study. Electricity Rates in Major Cities (2005 Residential Rates, in cents per kWh) Gasoline Utility (piped) gas Medical Care Fruits and Vegetables Rent Bread Public Transportation ComEd (Today) ComEd (22% Increase) Average Rate (excl. ComEd): 11.9 cents

Exelon Nuclear's sustained performance is a competitive advantage; August YTD capacity factor was 94.4% Range of Nuclear Capacity Factors (2001-2005) Sources: Platt's, Nuclear News, NRC and Department of Energy EXC 93.1% Adding Value - Operational Excellence

Adding Value - Financial Performance First Half 2006 Highlights: ICC approved IL auction Exelon Generation, one of 16 winning bidders in the auction Higher generation margins Strong nuclear and fossil fleet performance Successful energy delivery system performance with record heat and new peaks Year-to-date EPS Results: Operating EPS Guidance for 2006 revised to upper half of original range ~10% Average Annual Growth(3) (1) See appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS (2) Excludes $0.02/share favorable impact versus normal in 2005 and $0.06/share unfavorable impact versus normal in 2006, based on Exelon models (3) 5-yr growth rate; calculated using 2000 Operating EPS of $1.93/share as base year (4) Revised 2006 Operating EPS Guidance (9/27/06) from $3.00 - $3.30/share 2001 2002 2003 2004 2005 2006E 2000

Adding Value - Exelon's Vision

Value Driven - Time and Again

Appendix - GAAP EPS Reconciliation

GAAP EPS Reconciliation 2000-2002

GAAP EPS Reconciliation 2003-2005

GAAP EPS Reconciliation 1H 2006/2005 Six Months Ended June 30, 2006 and 2005 Six Months Ended June 30, 2006 and 2005 2005 GAAP Reported EPS $1.53 Mark-to-market (0.03) Investments in synthetic fuel-producing facilities (0.07) Charges associated with Exelon's anticipated merger with PSEG 0.01 2005 financial impact of Generation's investment in Sithe (0.02) 2005 Adjusted (non-GAAP) Operating EPS $1.42 2006 GAAP Reported EPS $1.55 Mark-to-market (0.03) Investments in synthetic fuel-producing facilities 0.06 Charges associated with Exelon's anticipated merger with PSEG 0.02 Nuclear decommissioning obligation reduction (0.13) Severance charges and 2006 financial impact of Generation's prior investment in Sithe 0.01 2006 Adjusted (non-GAAP) Operating EPS $1.48

2006 Exelon Earnings Guidance Exelon's outlook for 2006 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following: mark-to-market adjustments from non-trading activities investments in synthetic fuel-producing facilities certain costs associated with the terminated merger with PSEG significant impairments of intangible assets, including an impairment of ComEd's goodwill in the third quarter significant changes in decommissioning obligation estimates certain amounts to be recovered by ComEd as approved in the July 26, 2006 ICC rate order, specifically, previously incurred severance costs and losses on extinguishments of long-term debt other unusual items, including any future changes to GAAP

Merrill Lynch Global Power & Gas Leaders Conference New York City September 27, 2006 Additional Reference Materials

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results of Exelon Corporation (Exelon), Commonwealth Edison Company, PECO Energy Company, and Exelon Generation Company LLC (collectively, the Exelon Companies) to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (a) the Exelon Companies' 2005 Annual Report on Form 10-K-ITEM 1A. Risk Factors, (b) the Exelon Companies' 2005 Annual Report on Form 10-K-ITEM 8. Financial Statements and Supplementary Data: Exelon- Note 20, ComEd-Note 17, PECO-Note 15 and Generation-Note 17, and (c) other factors discussed in filings with the SEC by the Exelon Companies. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Exelon Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Key Messages Demonstrated ability to deliver on our commitments Continued strong financial and operating performance Uniquely positioned generation business Changing composition of earnings Managing the transition to Illinois auctions Stable growth delivery businesses with improving operations Plan in place to ensure continued viability of ComEd while protecting Exelon Strong balance sheet and financial discipline

Exelon Overview (1) Revised 2006 Operating EPS Guidance (9/27/06) from $3.00 - $3.30/share (2) At 12/31/05; includes long-term contracts and investments in two facilities in Mexico of 230 MWs Note: See presentation appendix for adjusted (non-GAAP) operating reconciliations to GAAP Pennsylvania Utility Illinois Utility Nuclear Generation Fossil Generation Power Marketing Nuclear Capacity: 16,856 MW Total Capacity: 33,520 MW(2) ~50% of Operating Earnings Customers Electric: 3.7M 1.5M Gas: - 0.5M ComEd & PECO each contribute ~25% of Operating Earnings Traditional T&D Regional Wholesale Energy 2006E Operating Earnings(1): $2.1-$2.2B 2006 EPS Guidance(1): $3.15-$3.30 Assets (12/31/05): $42.4B

Generation Market Opportunity



Total Supply including Purchases
GWhrs
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Market sales
ComEd fixed price contract ~$35/MWhr
Maximum allowable Generation share of ComEd auction (35% load cap)
PECO fixed price contract ~$45/MWhr
PECO fixed price contract ~$50/MWhr
2006E
2007E
2008E
2009E
2010E
2011E

Notes: Approximate 25,000 GWhr projected decrease in supply after 2006 reflects a reduction in purchased power. Chart representation for illustrative purposes only.

- **Generation currently supplies 100% of ComEd's POLR* load**
- **Post-2006, Generation is limited to supplying no more than 35% of ComEd's load through annual auctions**
  - Better fit with generation mix than current arrangement where Generation is sole supplier to ComEd
  - Load obligations will be "slice of the system" – suppliers provide capacity, base load, intermediate and peaking energy and ancillary services
  - Excess supply will be sold bi-laterally to other market participants

The upcoming transition to power procurement auctions in Illinois reduces Generation's load-following risk, while allowing it to capture the full market value of its Midwest generation portfolio

* POLR = Provider of Last Resort

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Managing the Transition to Power Auctions in IL The end of the ComEd PPA will allow Generation to better match assets with sales in the most profitable manner Generation and Load - Midwest Portfolio - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 2005 2006 2007 2008 2009 MWs 0 17,520 35,040 52,560 70,080 87,600 105,120 122,640 140,160 157,680 175,200 GWhrs Generation (ATC) Avg. Load (ATC) Peak Load obligation Hedging Region Note: Assumes 35% participation cap

Large and growing customer base Low-risk distribution assets Improving operations and customer satisfaction Transitioning out of rate freeze/cap environment ComEd: end of 2006 PECO: end of 2010 Energy Delivery's Competitive Position

Post Auction Processes Conduct Auction NERA Economic Consulting was the Auction Manager under the oversight of the ICC Staff The auction was conducted in rounds for which the Auction Manager announced a price for each product Bidders bid for number of tranches they would serve for each product at the announced prices Bidders holding final bids when auction closed were the winners On 9/12 (within 2 business days of auction close), the Auction Manager and ICC Staff issued confidential reports to the ICC On 9/14 (within 5 business days of auction close), the ICC approved the auction for fixed-price customers and decided to investigate the results from the hourly-price component of the auction On 9/15 (within 5 business days of auction close), NERA announced clearing prices and winning suppliers On 9/20 (within 3 business days from the date the Auction Manager released prices and bidder names), ComEd signed Supplier Forward Contracts with winning suppliers On 9/21, ComEd filed compliance tariffs with final retail rates Next Steps: Auction Manager and ICC Staff submit public report with winners and volumes 30 days prior to power delivery (~12/1/06) Power flows on 1/1/07 Rates effective on 1/2/07 September 5 - 8, 2006 September 8 - January 2, 2007 ComEd - Auction Process

ComEd Regulatory Update Distribution Rate Case ICC Order provided for $8M increase, vs. the Administrative Law Judges' (ALJs') Proposed Order of $164M and ComEd's original request of $317M Due to the ICC Order, ComEd and Exelon will record an after-tax impairment charge of ~$741M in 3Q06 based on results of ComEd's interim goodwill impairment analysis On August 30, ICC voted 5-0 to grant key elements of ComEd's request for rehearing (ICC has 150 days to complete rehearing process) Key issues on rehearing Administrative & General Expense: Seeking approval of disallowed costs ($62M improvement to ICC Order) Pension Asset: Seeking to recover pension expense as if ComEd had funded contribution through debt or, alternatively, to recover pension expense as if contribution had never been made ($25-$35M improvement to Order) Common Equity Ratio: Seeking to establish a 46% common equity ratio as recommended in ALJs' Proposed Order, rather than the ICC Order's 42.86% common equity ratio ($17M improvement to Order) Governmental Consolidated Billing (GCB) Rider: Seeking to either eliminate the Rider or ensure acceptable allocation of annual subsidy ($116M) to other customers

ComEd Regulatory Update (cont'd) Residential Rate Stabilization Case On August 29, ComEd submitted a modified plan that ICC Staff supports: "10/10/10" caps from 2007 to 2009; deferral recovery from 2010 to 2012 with 6.5% annual carrying charge Phase-in plan is optional (residential customers may "opt-in" through August 22, 2007) A similar program at Potomac Electric experienced "opt-in" participation rates of 2-3%. Comparable participation by ComEd customers would yield a de minimis deferral balance estimated to be less than $15 million ICC decision anticipated late November 2006

2004 & Q1-Q2 2005 8/31/05: Distribution case filed 2/25/05: Procurement case filed Rates frozen since 1997 and subsequently reduced 20%. ComEd's mitigation proposal would ease residential customers' transition to cost-based rates. New rates effective January 2, 2007 12/16/05: FERC confirms auction meets its principles 1/11-5/4/06: Legislative session 1/24/06: ICC votes 5-0 for reverse auction 9/14/06: Auction results approved Regulatory Calendar 6/8/06: ALJ proposed order 8/30/06: ICC voted to rehear certain issues Q3-Q4 2005 Q1-Q2 2006 Q3-Q4 2006 Nov. '06: Veto session Dec '04: Post-'06 Final ICC Staff Report supported auction process Procurement Case Distribution Case Legislative Session 5/23/06: Stabilization case filed 8/29/06: Filed modified plan Residential Rate Stabilization Case Late Nov: ICC order 7/26/06: ICC order issued

Appendix - Operational and Financial Statistics

11,300 MW 5,291 MW 16,591 MW 8,772 MW Midwest Owned Generation: Contracted Gen: Total Generation: ComEd PPA Avg Load: 2,299 MW 2,900 MW 5,199 MW ERCOT/South Owned Generation: Contracted Gen: Total Generation: 10,958 MW 4,414 MW Mid-Atlantic Owned Generation:: PECO PPA Avg Load: 25,099 MW 8,191 MW 33,290 MW Total Owned Generation: Contracted Gen: Total Generation: Generating Plants %MW Nuclear 50 Hydro 5 Coal 9 Intermediate 7 Peaker 29 Exelon Energy Delivery Retail Customers 3.7M Electric in Northern Illinois 1.5M Electric and 0.5M Gas in Southeastern Pennsylvania 542 MW New England Owned Generation: Note: Megawatts based on Exelon Generation's ownership as of 12/31/05; excludes investments in two facilities in Mexico of 230 MWs Exelon is positioned as a multi-regional, baseload producer with merchant activity in the South Our Regional Positions

Exelon Nuclear's production cost is consistently lower than the industry average; YTD cost was $14/MWh Range of Nuclear Production Costs (2001-2005) Source: Electric Utility Cost Group Exelon Nuclear Performance - Cost Management

Uranium market prices have increased, but Exelon is managing its portfolio Reduced uranium consumption by 25% Contracting strategy protects us from increases through 2008 Uranium is a small component of total production cost Expect long-term prices in $20-25/lb. range due to new uranium production Exelon Nuclear is managing fuel costs Nuclear Performance - Fuel Costs

Targeted capital investment and sound operating fundamentals driving fleet efficiency and reliability Market-driven investments in plant improvements that increase unit profitability Material condition improvement resulting in improved unit reliability, heat rate and capacity Capitalizing on market opportunities through improved operating flexibility and market responsiveness Application of Management Model has resulted in improved operations Exelon Power is well positioned to capitalize on market opportunities Exelon Power Performance - Reliability

Improved Delivery Service Performance Investing in T&D system Improving material condition of gas distribution system Completing high-impact maintenance Creating customer-focused culture Enhancing customer outage communications "Telling our story" through media outreach Achieved five-year high in customer satisfaction at PECO ComEd and PECO initiatives are leading to improved reliability and customer satisfaction

ComEd Rate Case Summary While the Administrative Law Judges' (ALJs) Proposed Order provided for a revenue increase of $164M compared to ComEd's original request of $317M, the ICC Order provided for only an $8M increase ($ in millions) Revenue Requirement Revenue Increase Original request $1,895 $317 Final position - ComEd brief $1,857 ($38) ROE @ 10.045% / Capital Structure @ 42.86% equity $1,732 ($125) Pension asset $1,662 ($70) Administrative & General expenses $1,601 ($61) ComEd incentive compensation $1,591 ($10) Other ICC adjustments $1,586 ($ 5) Approved increase in distribution rate revenue $8M

33% of load 33% of load 33% of load 3 yrs. + 5 mos. 3 yrs. 3 yrs. 3 yrs. 2 yrs. + 5 mos. 3 yrs. 3 yrs. 3 yrs. 17 mos. 3 yrs. 3 yrs. 3 yrs. 3 yrs. >> 3 yrs.>> Calendar Year 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 PJM Planning Year (June 1- May 31) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Transitional contracts shown in black. 17 mos. 1 yr. 1 yr. 1 yr. 1 yr. 1 yr. 1 yr. 1 yr. 1 yr. 1 yr. 1 yr. 1 yr. CPP-B CPP-A (for customers < 3 MW) Term Structures for Fixed Price Auctions ComEd Energy Procurement Plan Notes: CPP-A is the auction for the annual fixed price product. It is the default service for customers between 400 KW and 3 MW. CPP-B is the auction for the blended fixed price products (blended 3-year contracts) applicable to residential and small commercial customers below 400 KW.

PJM West Hub PJM NI Hub Source: OTC quotes and electronic trading systems. 4/19: $73.94 2/16: $61.56 4/20: $53.49 2/16: $43.80 2007 Around-the-Clock Historical Forward Prices As Exelon becomes more of a generation business, wholesale power price movements will have an increasing impact on corporate earnings. 9/21: $57.96 9/22: $43.44

2004 and 2005 are actual settled prices. Real Time LMP (Locational Marginal Price) Next day over-the-counter market Average NYMEX settle prices 2006 information is a combination of actual prices through September 22, 2006 and market prices for the balance of the year 2007 and 2008 are forward market prices as of September 22, 2006 Current Market Prices

Break-Even Price for New Construction – 2006$



80
70
60
50
40
30
20
10
0
108
95
81
68
54
41
27
14
0
Energy/ Capacity $/MWh
POLR Price $/MWh
2007 Forward (1)
2006 Est. Price (2)
Variable Costs
Fixed Costs
Nuclear
Coal
Integrated Gasification Combined Cycle
Combined Cycle Gas Turbine

Nuclear	Coal	Integrated Gasification Combined Cycle	Combined Cycle Gas Turbine
1,500 Net MWe	500 Net MWe	590 Net MWe	510 Net MWe
93% Capacity Factor	85% Capacity Factor	79% Capacity Factor	90% Capacity Factor
~$1,580 / kWe	~$2,000 / kWe	~$2,200 kWe	~$700/kWe
$4.00 / MWh Fuel	$2.10 / MMBTU Fuel	$2.10 / MMBTU Fuel	$8.00 / MMBTU Fuel
~3 years to Permit	~2 years to Permit	~2 years to Permit	~1.5 years to Permit
~5 years to Construct	~3 years to Construct	~4 years to Construct	~2 years to Construct
Tech. Readiness: Low	Tech. Readiness: High	Tech. Readiness: Low	Tech. Readiness: High

Global Assumptions: Costs exclude carbon capture; 40-year plant life; 9% after-tax weighted avg. cost of capital; 40% tax rate; 3% cost escalation. Fixed costs include fixed O&M, capital and return on capital. Variable costs include variable O&M, fuel and emissions costs. Fuel assumptions are IL #6 (coal) and ComEd City Gate (gas). POLR price assumed to be 1.35 x energy + capacity (equivalent to 1.5 x energy only) for base-loaded plants. (1) PJM NiHub forward for Cal 2007 ATC ($43.44/MWh on 9/22/06). (2) 2006 estimated price is a combination of actual ATC prices for PJM NiHub through 9/22/06 and market prices for the balance of the year ($41.19/MWh).

Exelon.

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Exelon Consolidated: FFO / Interest 5.6x BBB 4.5x - 6.5x FFO / Debt 27% 30% - 45% Debt Ratio 53%(3) Generation: FFO / Interest 11.2x BBB+ 5.5x - 7.5x FFO / Debt 77% 40% - 55% Debt Ratio 35% ComEd: FFO / Interest 3.8x A- 3.5x - 4.2x FFO / Debt 17% 20% - 28% Debt Ratio 39%(3) PECO: FFO / Interest 5.5x A- 3.5x - 4.2 x FFO / Debt 19% 20% - 28% Debt Ratio 52% (Stand-alone) Notes: Exelon consolidated, ComEd and PECO metrics exclude securitization debt. See last page of Appendix for FFO (Funds from Operations)/Interest and and FFO/Debt reconciliations to GAAP. (1) Senior unsecured ratings for Exelon and Generation and senior secured ratings for ComEd and PECO; (2) Based on S&P Business Profiles 7, 8 and 4 for Exelon, Generation, and ComEd and PECO, respectively; (3) Reflects $0.7 billion ComEd goodwill write off in 2006 Exelon's Balance Sheet is strong "A" Target Range (2) Projected 2006 Key Credit Measures S&P Credit Ratings(1)

GAAP EPS Reconciliation 2000-2002

GAAP EPS Reconciliation 2003-2005

GAAP EPS Reconciliation 1H 2006/2005 Six Months Ended June 30, 2006 and 2005 Six Months Ended June 30, 2006 and 2005 2005 GAAP Reported EPS $1.53 Mark-to-market (0.03) Investments in synthetic fuel-producing facilities (0.07) Charges associated with Exelon's anticipated merger with PSEG 0.01 2005 financial impact of Generation's investment in Sithe (0.02) 2005 Adjusted (non-GAAP) Operating EPS $1.42 2006 GAAP Reported EPS $1.55 Mark-to-market (0.03) Investments in synthetic fuel-producing facilities 0.06 Charges associated with Exelon's anticipated merger with PSEG 0.02 Nuclear decommissioning obligation reduction (0.13) Severance charges and 2006 financial impact of Generation's prior investment in Sithe 0.01 2006 Adjusted (non-GAAP) Operating EPS $1.48

2006 Exelon Earnings Guidance Exelon's outlook for 2006 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following: mark-to-market adjustments from non-trading activities investments in synthetic fuel-producing facilities certain costs associated with the terminated merger with PSEG significant impairments of intangible assets, including an impairment of ComEd's goodwill in the third quarter significant changes in decommissioning obligation estimates certain amounts to be recovered by ComEd as approved in the July 26, 2006 ICC rate order, specifically, previously incurred severance costs and losses on extinguishments of long-term debt other unusual items, including any future changes to GAAP

FFO Calculation and Ratios FFO Calculation Net Income Add back non-cash items: + Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap Int + Change in Deferred Taxes + Gain on Sale and Extraordinary Items + Trust-Preferred Interest Expense - Transition Bond Principal Paydown = FFO FFO Interest Coverage FFO + Adjusted Interest Adjusted Interest Net Interest Expense (Before AFUDC & Cap Interest) - Trust-Preferred Interest Expense - Transition Bond Interest Expense + 10% of PV of Operating Leases = Adjusted Interest FFO Debt Coverage FFO Debt Coverage FFO Debt Coverage FFO Adjusted Average Debt (1) Adjusted Average Debt (1) Adjusted Average Debt (1) Debt: Debt: Debt: LTD LTD LTD STD STD STD - Transition Bond Principal Balance - Transition Bond Principal Balance - Transition Bond Principal Balance Add debt equivalents: Add debt equivalents: Add debt equivalents: + A/R Financing + A/R Financing + A/R Financing + PV of Operating Leases + PV of Operating Leases + PV of Operating Leases = Adjusted Debt = Adjusted Debt = Adjusted Debt (1) Use average of prior year and current year adjusted debt balance (1) Use average of prior year and current year adjusted debt balance (1) Use average of prior year and current year adjusted debt balance Debt to Total Cap Adjusted Book Debt Total Adjusted Capitalization Debt: LTD STD - Transition Bond Principal Balance Adjusted Book Debt Capitalization: Total Shareholders' Equity Preferred Securities of Subsidiaries Adjusted Book Debt = Total Adjusted Capitalization Note: FFO and Debt related to non-recourse debt are excluded from the calculations.